UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2022 (January 31, 2022)

SILVERGATE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4250 Executive Square, Suite 300, La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 362-6300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Asset Purchase Agreement

On January 31, 2022, Silvergate Capital Corporation (“Company”) acquired certain intellectual property and other technology assets and assumed certain associated contracts and other liabilities related to running a blockchain-based payment network pursuant to an Asset Purchase Agreement (the “Purchase Agreement”), by and among the Company, as the Buyer, and the Libra Association, a Swiss association (“Libra”), Diem Networks US HoldCo, Inc., a Delaware corporation that is a subsidiary of Libra (“Diem US HoldCo”), Diem Networks US, Inc., a Delaware corporation that is a subsidiary of Diem US Holdco (“Diem US”), Diem Networks II LLC, a limited liability company organized under the laws of Switzerland and that is a subsidiary of Libra (“Diem II”), Diem LLC, a limited liability company organized under the laws of Switzerland and that is a subsidiary of Diem II (“Diem III”), and Diem Networks LLC, a limited liability company organized under the laws of Switzerland and that is a subsidiary of Diem III (“Diem I” and with each of Diem III, Diem II, Diem US, Diem US Holdco, and Libra, collectively, the “Sellers”).

The assets acquired by the Company included development, deployment and operations infrastructure and tools for running a blockchain-based payment network designed to facilitate payments for commerce and cross-border remittances as well as proprietary software elements that are critical to running a regulatory-compliant stablecoin network. The acquired assets included certain Diem tradenames, but the Company has no intention of using such tradenames going forward. Prior to the transaction, the Sellers were in a pre-launch phase of development. The Company did not retain any of the Sellers’ employees.

Under the terms of the Purchase Agreement, the aggregate purchase price for the acquired assets was $201,150,000, consisting of (i) $50,000,000 in cash consideration and (ii) $151,150,000 payable in shares of the Company’s Class A common stock (the “Stock Consideration Value”), issued and delivered to the Sellers. The total amount of the Company’s Class A common stock issued to the Sellers was 1,221,217 shares, which was determined by dividing the Stock Consideration Value by the volume weighted average price per share of the Company’s Class A common stock (as determined by Bloomberg) for the twenty trading days ending on and including the fifth trading day prior to January 31, 2022. Based on the closing price of the Company’s Class A common stock on January 31, 2022, the value of the total transaction consideration was $182 million.

The Purchase Agreement includes customary representations, warranties, agreements and certain limited indemnities by the parties. The Company is in the process of obtaining representation and warranty insurance that provides coverage for certain breaches of, and inaccuracies in, representations and warranties made by Sellers in the Purchase Agreement, subject to exclusions, deductibles and other terms and conditions.

The 1,221,217 shares of the Company’s Class A common stock issued pursuant to the Purchase Agreement were issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder.

A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such exhibit. Except for its status as a contractual document that establishes and governs the legal relations between the parties with respect to the transaction described above, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties. Representations and warranties may be used as a tool to allocate risks between the parties to the Purchase Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement.

Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, because they were only made as of the date of the Purchase Agreement and are modified in important part by the underlying disclosure schedules in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Registration Rights Agreement

Concurrently with the execution of the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “RRA”) with Diem II, and other holder parties that may be added thereto from time to time (together with Diem II, the “Holders”), pursuant to which the Company agreed to use its reasonable best efforts to register for resale, pursuant to Rule 415 of the Securities Act, the Company’s Class A common stock held by the Holders, subject to required notice provisions to the parties thereto. Pursuant to the terms of the RRA, the 1,221,217 shares of the Company’s Class A common stock issued to the Holders pursuant to the Purchase Agreement are subject to a lock-up period that restricts the sale of 50% of the shares for a period of 180 days and the remaining 50% for one year from the closing date. The Company will bear the expenses incurred in connection with such registration.

The RRA contains customary representations, warranties and agreements by the Company, indemnification obligations of the Company and Holders, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. A copy of the RRA is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the RRA is qualified in its entirety by reference to such exhibit.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosure in Item 1.01 above is incorporated by reference into this Item 2.01 to the extent necessary.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 above is incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of businesses or funds acquired.

The Company will file any financial statements, as required by this Item, no later than 71 days after the date on which this Form 8-K is required to be filed.

(b) Pro forma financial information.

The Company will file any financial statements, as required by this Item, no later than 71 days after the date on which this Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated January 31, 2022, by and among Silvergate Capital Corporation, Libra Association, Diem Networks US HoldCo, Inc., Diem Networks US, Inc., Diem Networks II LLC, Diem Networks LLC, and Diem LLC*
10.1	Registration Rights Agreement, dated January 31, 2022, by and among Silvergate Capital Corporation and the Holders party thereto*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Dated: February 4, 2021	By:	/s/ Alan J. Lane
Alan J. Lane
President and Chief Executive Officer